UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 26, 2026

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130
(Address of principal executive offices)

(858) 284-5000
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.125% Notes due 2027	O27A	New York Stock Exchange
1.875% Notes due 2027	O27B	New York Stock Exchange
5.000% Notes due 2029	O29B	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange
4.875% Notes due 2030	O30B	New York Stock Exchange
5.750% Notes due 2031	O31A	New York Stock Exchange
3.375% Notes due 2031	O31B	New York Stock Exchange
1.750% Notes due 2033	O33A	New York Stock Exchange
5.125% Notes due 2034	O34	New York Stock Exchange
3.875% Notes due 2035	O35B	New York Stock Exchange
6.000% Notes due 2039	O39	New York Stock Exchange
5.250% Notes due 2041	O41	New York Stock Exchange
2.500% Notes due 2042	O42	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2026, Realty Income Corporation (the “Company”) announced that Michelle Bushore, who has served as the Company’s Executive Vice President, Chief Legal Officer, General Counsel and Secretary, will be leaving the Company. Ms. Bushore will continue to serve in her role through September 2, 2026 (the “Transition Period”) while the Company conducts a search for a new Chief Legal Officer.

Ms. Bushore’s separation will be treated as a “Qualifying Termination” for purposes of the Company’s Executive Severance Plan (the “Severance Plan”). Upon her separation with the Company, Ms. Bushore will receive the benefits and payments she is entitled to under the Severance Plan and her Participation Agreement, subject to the timely execution and non-revocation of a general release of claims. In connection with her separation, Ms. Bushore and the Company entered into a Transition Agreement and General Release (the “Transition Agreement”), dated February 26, 2026. Pursuant to the Transition Agreement, if Ms. Bushore remains employed through the Transition Period, during that service period she will continue to receive her current base salary, less applicable withholdings, in accordance with the Company's normal payroll practices, and will remain eligible to participate in the Company's benefit plans, subject to the terms and conditions of such plans. In addition, Ms. Bushore will receive a retention grant (the “Retention Grant”) in exchange for continuing her employment for the Transition Period, consisting of an equity award equal to a number of restricted shares determined by dividing $512,663 by the per share closing price of the Company’s common stock on February 26, 2026. The Retention Grant will fully vest upon the completion of the Transition Period, contingent upon her timely execution and non-revocation of the Transition Agreement which includes a general release of claims, and general fulfillment of her job duties during the Transition Period.

The foregoing summary of the Transition Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transition Agreement, a copy of which will be filed as an Exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2026.

The Severance Plan and the form Participation Agreement were filed as Exhibit 10.1 and Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “Commission”) on January 18, 2019, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On March 2, 2026, the Company issued a press release announcing Ms. Bushore’s separation from employment as Executive Vice President, Chief Legal Officer, General Counsel and Secretary. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and the information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. When used in this press release, the words “estimated,” “anticipated,” “expect,” “believe,” “intend,” “continue,” “should,” “may,” “will,” “likely,” “plans,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include the announcement of plans and the intentions of management, including with respect to the timing of the transition of the role of Chief Legal Officer. Forward-looking statements are subject to risks, uncertainties, and assumptions about us, which may cause our actual future results to differ materially from expected results. Some of the factors that could cause actual results to differ materially may include changes in decisions with respect to continued employment, and such other risks and factors discussed in the filings by the Company with the Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 under the heading “Risk Factors.” Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements are not guarantees of future plans and performance and speak only as of the date of this Current Report on Form 8-K. We do not undertake any obligation to update forward-looking statements or publicly release the results of any forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Realty Income Executive Severance Plan dated January 15, 2019 (filed as exhibit 10.1 to the Company’s Form 8-K, filed on January 18, 2019 (File No. 001-13374) and incorporated herein by reference).
10.2	Form of Participation Agreement to Realty Income Executive Severance Plan dated January 15, 2019 (filed as exhibit 10.2 to the Company’s Form 8-K, filed on January 18, 2019 (File No. 001-13374) and incorporated herein by reference).
99.1	Press release dated March 2, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date: March 2, 2026	By:	/s/ Bianca Martinez
Bianca Martinez
Senior Vice President, Associate General Counsel and Assistant Secretary